Exhibit 99.2

Department of Justice Announcement: A Message from CEO Doug Parker

August 13, 2013

Dear US Airways Team Members,

The DOJ has unfortunately just announced that it intends to try and block our proposed merger with American Airlines. We are extremely disappointed in this action and believe the DOJ is wrong in its assessment. We will fight them. We are confident that by combining American and US Airways we are enhancing competition, providing better service to our customers and improving the industry as a whole. We are mounting a vigorous and strong defense in federal court against the DOJ’s case in order to bring our airlines and talented team members together as the new American Airlines.

Other companies have found themselves in similar circumstances and gone on to successfully close their merger. This is still very new information, so we don’t have all the specifics on timing yet, but we will continue to keep you posted through all the usual channels, including Arrivals.

I am certain that our proposed merger is the best path forward for both airlines and all of our stakeholders – including you. In fact, expanding our networks was the motivation for bringing our two great airlines together. As the new American we will be a premier global carrier that is positioned to meet our customers’ needs better than any other airline, while also competing more effectively and profitably in the global marketplace. We are 100 percent committed to completing the merger of our two great airlines as soon as possible so that we can start to deliver the benefits of the new American to our stakeholders.

In light of today’s announcement, the companies no longer expect the merger to close during the third quarter of 2013. However, we are hopeful that the litigation will be successfully concluded and we will close the merger before year end.

Thank you for continuing to provide our passengers with the outstanding customer service that they expect from us. We will keep you posted on any developments, but in the meantime, it is business as usual.

Thank you for your ongoing support throughout the merger process. I appreciate your patience and dedication as we work to complete this combination.

Sincerely,

Doug

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. These forward-looking statements are based on AMR’s and US Airways’ current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of the proposed transaction, including integrating operations and achieving anticipated synergies; the price of, market for and potential market price volatility of common stock of the ultimate parent entity following the closing of the proposed transaction; significant liquidity requirements and substantial levels of indebtedness of the combined company following the closing; potential limitations on the use of certain tax attributes following the closing; failure of the proposed transaction to be completed; and other economic, business, competitive, and/or regulatory factors affecting the business of the combined company after the closing and the businesses of US Airways and AMR generally, including those set forth in the filings of US Airways and AMR with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings, including the registration statement and the proxy statement/prospectus related to the proposed transaction. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. Neither AMR nor US Airways assumes any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.